EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 18, 2014, is by and among INNOPHOS HOLDINGS, INC., a Delaware corporation (the “Company”), the Subsidiary Borrowers (as defined in the Credit Agreement), the Guarantors (as defined in the Credit Agreement), the Lenders (as defined in the Credit Agreement) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Company, the Subsidiary Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of December 21, 2012 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement;

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein; and

WHEREAS, effective as of the date hereof, each Lender delivering an executed signature page to this Amendment to the Administrative Agent by 12:00 p.m. (EST) on or before December 12, 2014 (each such Lender, a “Consenting Lender”, and collectively, the “Consenting Lenders”) has consented to this Amendment (which together constitute the Required Lenders), and has agreed to the amendments to the Credit Agreement set forth below, which amendments shall become operative on the Amendment Effective Date upon satisfaction or waiver of the conditions set forth in Section 2.1 below.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1    Amendment to Definition of Fixed Charge Coverage Ratio. The definition of Fixed Charge Coverage Ratio set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the text “minus any Restricted Payments made during such period (other than Restricted Payments (but only to the extent such Restricted Payments constitute refinancings of existing Indebtedness permitted hereunder) paid with the proceeds of Indebtedness permitted pursuant to Section 6.1)” from clause (a) in such definition.

1.2    Amendment to Section 6.10. Section 6.10 of the Credit Agreement is hereby amended by replacing clause (f) in such Section with the following:

“(f) so long as (i) no Default or Event of Default has occurred or is continuing or would result therefrom and (ii) the Credit Parties have demonstrated to the reasonable satisfaction of the Administrative Agent that, after giving effect to such Restricted Payment on a Pro Forma Basis, (A) the Credit Parties are in compliance with each of the financial covenants set forth in Section 5.9, (B) the Total Leverage Ratio and the Senior Leverage Ratio shall be .50 less than the then applicable level set forth in Section 5.9, and (C) the Accessible Borrowing Availability, both before and after giving effect to such Restricted Payment, is at least $25,000,000, to (1) make dividends to holders of Equity Interests of the Company, (2) make payments with respect to earnout obligations or payment obligations under any non-compete or similar agreements, in each case executed or incurred in connection with any Permitted Acquisition, (3) repurchase Equity Interests of the Company and (4) make other Restricted Payments in an aggregate amount not to exceed $10,000,000 during any fiscal year.”

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1    Closing Conditions. This Amendment shall become effective upon satisfaction (or waiver) of the following conditions (such date, the “Amendment Effective Date”), except for this Section 2.1 which shall become effective on the date hereof:

(a)    Default. After giving effect to this Amendment, no Default or Event of Default shall exist.

(b)    Fees and Expenses.

(i)    The Administrative Agent shall have received from the Company, for the account of each Consenting Lender, an amendment fee as set forth in that certain Side Letter, dated as of the date hereof, from the Administrative Agent to the Company.

(ii)    The Administrative Agent shall have received from the Company such other fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and King & Spalding LLP shall have received from the Company payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment; provided that any such fees and expenses to be paid must be invoiced at least three (3) business days prior to the Amendment Effective Date.

ARTICLE III
MISCELLANEOUS

3.1    Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2    Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Amendment, except where failure to obtain such consent, approval, authorization or order of, or to make such filing, registration or qualification could not reasonably be expected to result in a Material Adverse Effect.

(d)    The representations and warranties set forth in Article III of the Credit Agreement are (i) with respect to representations and warranties that contain a materiality qualification, true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, in each case on and as of the date hereof as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

(e)    After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)    The Credit Party Obligations are not reduced or modified by this Amendment.

3.3    Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

3.4    Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5    Expenses. The Company agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6    Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7    Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9    GOVERNING LAW. THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS ANY CLAIMS, CONTROVERSY OR DISPUTE ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT (EXCEPT, AS TO ANY OTHER CREDIT DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

3.10    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.11    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

COMPANY:    INNOPHOS HOLDINGS, INC.,
a Delaware corporation

By:
Name:
Title:

SUBSIDIARY BORROWERS:    INNOPHOS INVESTMENTS HOLDINGS, INC.,
a Delaware corporation

By:
Name:
Title:

INNOPHOS, INC.,
a Delaware corporation

By:
Name:
Title:

GUARANTORS:                AMT LABS, INC.,
a Delaware corporation

By:
Name:
Title:

KELATRON CORPORATION,
a Delaware corporation

By:
Name:
Title:

WOODY IV, LLC,
a Utah limited liability company

By: Innophos, Inc., its sole member

By:
Name:
Title:

TRIARCO INDUSTRIES, LLC,
a Delaware limited liability company

By:
Name:
Title:

CHELATED MINERALS INTERNATIONAL, LLC,
a Delaware limited liability company

By:
Name:
Title:

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

By:
Name:
Title:

LENDERS:	[_________________________],
as a Lender

By:
Name:
Title: